UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2017

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

In connection with the pending merger of Astoria Financial Corporation (“Astoria” or the “Company”) with and into Sterling Bancorp (“Sterling”), with Sterling as the surviving entity (the “Merger”), the Board of Directors of Astoria voted to terminate the Astoria Financial Corporation Dividend Reinvestment and Stock Purchase Plan (the “DRIP”), effective as of the effective date of the Merger (the “Termination Date”). As a result of the termination of the DRIP, no further automatic dividend re-investment is expected to take place under the automatic dividend reinvestment feature of the DRIP, as no dividends are expected to be declared or paid by Astoria prior to the Termination Date, assuming the Merger closing occurs early in the fourth quarter of 2017. The optional cash investment feature of the DRIP will continue until the Termination Date; however, the Company does not anticipate accepting any requests for purchases in excess of the $10,000 limit per month provided for in the DRIP. Upon receipt of all requisite regulatory approvals for the Merger, the Company will notify shareholders in writing of the Termination Date and any other important matters related to the DRIP.

Cautionary Statements Regarding Forward-Looking Information

The information in this Current Report on Form 8-K may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the expected completion date of the proposed Merger. Forward-looking statements can be identified by the use of the words “anticipate,” “expect,” “intend,” “estimate,” “target” and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management's control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Factors that may cause such a difference include, but are not limited to, the requisite regulatory approvals for the proposed transaction might not be obtained within the expected time frame or at all; credit and interest rate risks associated with Astoria's and Sterling's respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which Astoria and Sterling operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks and important factors that could affect Astoria's and Sterling's future results are identified in their Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities and Exchange Commission ("SEC"). Forward-looking statements are made only as of the date hereof, and neither Astoria nor Sterling undertakes any obligation to update any forward-looking statements contained in this Current Report on Form 8-K to reflect events or conditions after the date hereof, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

	By:	/s/ Theodore S. Ayvas
Theodore S. Ayvas
Vice President and Director
of Investor Relations

Dated: August 28, 2017